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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 10, 2008

UGoldRich Mining Company

(Exact Name of Registrant as Specified in its Charter)

Alaska	001-06412	91-0742812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3412 S Lincoln Drive, Spokane WA	99203-1650
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: U(509) 624-5831

UN/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (5-06) Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Item 8.01  Other Events

Goldrich Mining Company, formerly Little Squaw Gold Mining Company (LITS) is pleased to announce that it has received its new trading symbol from NASDAQ.  Effective July 11, 2008 at market open, the new symbol for Goldrich will be GRMC.  Shares of the Company’s stock trade on NASDAQ, Over the Counter on the Bulletin Board. Shareholders of the Company are not required to surrender their Little Squaw Gold Mining Company stock certificates.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1  - Press Release, July 10, 2008

SIGNATURES

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GoldRich Mining Company (Registrant)
Dated: July 14, 2008	By: /s/ Ted Sharp
Ted Sharp Chief Financial Officer